Note 14 - Retirement and Pension Plans (Details) - Summary of Net Periodic Benefit Cost - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Summary of Net Periodic Benefit Cost [Abstract]
Service cost	$ 3	$ 3	$ 3
Interest cost	16	17	18
Expected return on plan assets	(9)	(9)	(9)
Amortization of net pension loss	6	6	20
Net periodic benefit cost	$ 16	$ 17	$ 32